V E R I T E X Investor Presentation November 2019

Safe Harbor Forward-looking statements This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on various facts and derived utilizing assumptions, current expectations, estimates and projections and are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include, without limitation, statements relating to the impact Veritex Holdings, Inc. (“Veritex”) expects its acquisition of Green Bancorp, Inc. (“Green”) to have on its operations, financial condition and financial results and Veritex’s expectations about its ability to successfully integrate the combined businesses of Veritex and Green and the amount of cost savings and overall operational efficiencies Veritex expects to realize as a result of the acquisition of Green. The forward-looking statements in this presentation also include statements about the expected payment date of Veritex’s quarterly cash dividend, Veritex’s future financial performance, business and growth strategy, projected plans and objectives, as well as other projections based on macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. Further, certain factors that could affect future results and cause actual results to differ materially from those expressed in the forward-looking statements include, but are not limited to, the possibility that the businesses of Veritex and Green will not be integrated successfully, that the cost savings and any synergies from the acquisition may not be fully realized or may take longer to realize than expected, disruption from the acquisition making it more difficult to maintain relationships with employees, customers or other parties with whom Veritex has (or Green had) business relationships, diversion of management time on integration-related issues, the reaction to the acquisition by Veritex’s and Green’s customers, employees and counterparties and other factors, many of which are beyond the control of Veritex. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Veritex’s Annual Report on Form 10-K for the year ended December 31, 2018 and any updates to those risk factors set forth in Veritex’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. If one or more events related to these or other risks or uncertainties materialize, or if Veritex’s underlying assumptions prove to be incorrect, actual results may differ materially from what Veritex anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Veritex does not undertake any obligation, and specifically declines any obligation, to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Veritex or persons acting on Veritex’s behalf may issue. This presentation also includes industry and trade association data, forecasts and information that Veritex has prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys, government agencies and other information publicly available to Veritex, which information may be specific to particular markets or geographic locations. Some data is also based on Veritex's good faith estimates, which are derived from management's knowledge of the industry and independent sources. Industry publications, surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. Although Veritex believes these sources are reliable, Veritex has not independently verified the information contained therein. While Veritex is not aware of any misstatements regarding the industry data presented in this presentation, Veritex's estimates involve risks and uncertainties and are subject to change based on various factors. Similarly, Veritex believes that its internal research is reliable, even though such research has not been verified by independent sources. 2

Non-GAAP Financial Measures Veritex reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain supplemental non-GAAP financial measures used in managing its business provide meaningful information to investors about underlying trends in its business. Management uses these non-GAAP measures to assess the Company’s operating performance and believes that these non-GAAP measures provide information that is important to investors and that is useful in understanding Veritex’s results of operations. However, non-GAAP financial measures are supplemental and should be viewed in addition to, and not as an alternative for, Veritex’s reported results prepared in accordance with GAAP. The following are the non-GAAP measures used in this presentation: • Tangible book value per common share; • Tangible common equity to tangible assets; • Returns on average tangible common equity; • Operating net income; • Pre-tax, pre-provision operating earnings; • Diluted operating earnings per share (“EPS”); • Operating return on average assets; • Operating return on average tangible common equity; • Operating efficiency ratio; • Operating noninterest income; and • Operating noninterest expense. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for reconciliations of non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP. 3

Overview of Franchise • Headquartered in Dallas, Texas • Commenced banking operations in 2010; completed IPO in 2014 • Focused on relationship-driven commercial and private banking across a variety of industries, predominantly in Texas Profitability – Year to Date September 30, 2019 ROAA 1.04% Operating ROAA1 1.58% PTPP ROAA1 2.30% ROATCE¹ 11.93% Operating ROATCE¹ 17.57% Efficiency Ratio 59.42% Operating Efficiency Ratio¹ 43.19% Balance Sheet – Quarter Ended September 30, 2019 Total Assets $7,963 Total Loans $5,898 Total Deposits $5,878 Book Value Per Common Share $23.02 Tangible Book Value Per Common Share1 $14.61 Asset Quality – Quarter Ended September 30, 2019 NPAs / Total Assets 0.21% ALLL + PD2 / Total Loans 1.44% 1) Operating return on average assets, pre-tax, pre-provision operating return on average assets, return on average tangible common equity, operating return on average tangible common equity, operating efficiency ratio and tangible book value per common share are non-GAAP financial measures. Please refer to the “Reconciliation of Non-GAAP Financial 4 Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures. 2) Purchase discount (“PD”)

Stock Price Performance 1 Year: 10/1/18 – 9/30/19 3 Year: 10/1/16 – 9/30/19 5 Year: 10/1/14 – 9/30/19 20% 80% 120% 100% 10% 60% 87% 80% 40% 0% 40% 60% 47% 29% 40% 21% 33% 20% -10% -9% 20% -13% -13% -20% 0% 0% VBTX SNL SW US NASDAQ VBTX SNL SW US NASDAQ VBTX SNL SW US NASDAQ Bank Bank Bank Bank Bank Bank Source: S&P Global Market Intelligence 5

Franchise Highlights • 3Q19 pre-tax, pre-provision (“PTPP”) operating earnings of $45.7 million1, representing an annualized Strong Core Earnings PTPP return on average assets of 2.26%1 vs. 2.22%1 for 2Q19 Profile • 3Q19 operating return on average tangible common equity (“ROATCE”) of 15.78%1 • Branch light business model • Attractive commercial footprint supported by deposit base held in Texas Attractive Core • Well positioned for growth: core markets of Dallas-Fort Worth (“DFW”) and Houston rank in the Top Markets² 5 MSAs in the nation for both estimated 2020-2025 population growth and in the Top 10 for total MSA deposits Well Positioned for • Scalable platform to support significant growth • Highly skilled bankers in DFW and Houston metro areas with capacity to drive growth Growth • Significant liquidity and capital to support growth initiatives Capable Strategic • Track record of disciplined acquisitions and successful integrations Acquirer • Acquisitions have provided significant strategic benefits and opportunities • Downside risk in the loan portfolio is mitigated by 43.8% of the total portfolio credit marked in the Diversified Loan last 2 years Portfolio • Allowance for loan losses (“ALLL”) plus remaining purchase discount to total loan portfolio is 1.44% • Limited energy exposure Experienced • Management team with significant experience driving efficiency, growth and culture • Track record of strategic acquisitions, proactive management of credit resulting in limited credit Management Team losses and building out origination teams to support growth 1) Pre-tax, pre-provision operating earnings, pre-tax, provision operating return on average assets, return on average tangible common equity are non-GAAP financial measures. 6 Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures. 2) Represents Dallas and Houston rank amongst the Top 25 largest U.S. Metropolitan Statistical Areas (“MSAs”) by population

Superior Growth Markets

Texas Deposit Market Share & Branch Presence Dallas-Fort Worth-Arlington Houston-The Woodlands-Sugar Land Deposits in Deposit Deposits in Deposit Market¹ Market Share¹ Market¹ Market Share¹ Rank Insitution Branches ($000) (%) Rank Insitution Branches ($000) (%) 1 Bank of America Corporation (NC) 139 84,898,891 28.99 1 JPMorgan Chase & Co. (NY) 190 109,965,045 44.93 2 JPMorgan Chase & Co. (NY) 213 64,341,031 21.97 2 Wells Fargo & Co. (CA) 182 24,434,154 9.98 3 Wells Fargo & Co. (CA) 172 19,957,723 6.82 3 Bank of America Corporation (NC) 112 23,786,677 9.72 4 Texas Capital Bancshares Inc. (TX) 7 18,931,311 6.47 4 BBVA 75 14,210,493 5.81 5 BBVA 93 11,121,557 3.80 5 Zions Bancorp. NA (UT) 64 10,172,740 4.16 6 Prosperity Bancshares Inc. (TX) 74 8,542,084 2.92 6 Capital One Financial Corp. (VA) 35 4,965,521 2.03 7 NexBank Capital Inc. (TX) 3 7,062,237 2.41 7 Prosperity Bancshares Inc. (TX) 58 4,631,023 1.89 8 Cullen/Frost Bankers Inc. (TX) 38 6,710,159 2.29 8 Cadence Bancorp. (TX) 12 4,481,925 1.83 9 Independent Bk Group Inc. (TX) 34 5,861,577 2.00 9 Woodforest Financial Grp Inc. (TX) 105 4,409,143 1.80 10 Comerica Inc. (TX) 55 4,771,516 1.63 10 Cullen/Frost Bankers Inc. (TX) 37 4,405,713 1.80 11 Veritex Holdings Inc. (TX) 26 4,459,847 1.52 11 Allegiance Bancshares Inc. (TX) 26 3,756,314 1.53 12 Comerica Inc. (TX) 48 2,773,341 1.13 Total For Institutions In Market 1,601 292,810,367 13 Texas Capital Bancshares Inc. (TX) 2 2,076,055 0.85 14 BOK Financial Corp. (OK) 11 1,684,815 0.69 15 Veritex Holdings Inc. (TX) 13 1,648,921 0.67 Total For Institutions In Market 1,414 244,743,521 Houston Fort Worth Dallas 8 1) Deposit data as of June 30, 2019 Source: S&P Global Market Intelligence

Well Positioned in Attractive Texas Markets Overview Favorable Demographics MSA • Texas remains one of the more attractive states in the Deposits 2018-2023 Est. 2018-2023 Est. U.S. from a demographic and commercial opportunity ($ in billion) Pop. Growth HHI Growth perspective: (Top 25 Rank1) (Top 25 Rank1) (Top 25 Rank1) – Population growth expected to double U.S. $246 8.3% 7.7% Houston, TX (#12) (#1) (#24) average $2,484 7.7% 9.8% – If Texas were a sovereign nation, it would rank the DFW (#9) (#4) (#16) 10th largest economy in the world based on GDP, ahead of Australia, Mexico, Spain, Russia and Texas $840 7.1% 9.5% many others – Pro-business environment with no state income United States $12,308 3.5% 8.9% taxes Source: FDIC, S&P Global Market Intelligence, 1Represents Houston and DFW rank amongst the Top 25 largest U.S. MSAs by population – Behind Texas’ strong economy are 50 Fortune 500 companies headquartered in Texas, more than Continued Strengthening in Texas Economy 1,500 foreign companies and 2.4 million small businesses 525 Texas Business Cycle Index Dallas Business Cycle Index $476.3 – Texas is the #1 exporting state in the nation for Houston Business Cycle Index the 17th consecutive year, exporting $315 billion 425 in goods in 2018 $359.4 325 $351.5 – 13 million in the Texan workforce, representing the second largest civilian workforce in the U.S. 225 1 – Texas marked its 109th consecutive month of job gains in May 2019 1 Business Cycle Index as of September 30, 2019. Source: Texas Office of the Governor (Economic Development and Source: Federal Reserve Bank of Dallas Tourism) 9

Scalable Platform with Attractive Growth Profile Organic Growth Strategic Acquisitions • Highly productive origination teams • Strategic M&A has been an important growth driver actively generating loans and • Disciplined acquisition strategy to supplement organic growth deposits and serving as the primary point of contact for our customers • Since 2010: – Private and business bankers – Completed 7 whole-bank transactions focus on emerging and small – Acquired $4.4 billion in loans business customers – Acquired $4.7 billion in deposits – Commercial and specialty bankers focus on C&I, real Total Loans Total Deposits estate, mortgage warehouse and SBA loans • Continue to drive increasing 3,473 productivity of existing bankers 3,202 through tailored incentive plans – “Inspect what you expect” – Weighted toward deposit generation 1,065 1,199 2,556 2,730 2,622 2,825 • Strong organic growth has been a 88 97 983 1,156 1,120 1,080 major focus of management since 603 733 639 771 inception 2014 2015 2016 2017 2018 2019 2014 2015 2016 2017 2018 2019 Total Loans Acquired in Period Total Deposits Acquired in Period 10

Proven Track Record as a Strategic Acquirer Overview Acquisition History • Selective use of strategic acquisitions to augment growth and efficient scale Date Target Loans Branches • Focused on well-managed banks in our target markets Sept. 2010 Professional $91.7 3 with: – Favorable market share Mar. 2011 Fidelity $108.1 3 – Low-cost deposit funding – Compelling fee income generating business – Growth potential Oct. 2011 Bank of Las $40.4 1 – Other unique attractive characteristics Colinas • Key metrics used when evaluating acquisitions: July 2015 Independent $88.5 2 – EPS accretion Bank – TBVPS earn-back Aug. 2017 Sovereign $752.5 9 – IRR • Reputation as an experienced acquirer Dec. 2017 Liberty $312.6 5 • We expect to maintain discipline in pricing and pursue transactions expected to produce attractive risk adjusted returns Jan. 2019 Green $3,254.9 21 • We strive to build, maintain and support Veritex culture during integrations 11

Operating Performance

Third Quarter 2019 Financial Highlights Quarter Financial Results GAAP Financial Highlights 3Q19 2Q19 Change % Change Net income $ 27,405 $ 26,876 $ 529 2.0% Diluted EPS 0.51 0.49 0.02 4.1 Return on average assets (“ROA”) 1.36% 1.36% - 0.0 Efficiency Ratio 43.67 51.49 782 bp (15.2) Non-GAAP Financial Highlights1 3Q19 2Q19 Change % Change Operating net income $ 28,629 $ 32,234 $ (3,605) (11.2%) Diluted operating EPS 0.53 0.59 (0.06) (10.2) Pre-tax, pre-provision operating ROA 2.26% 2.22% 4 bp 1.8 Return on average tangible common 15.15 15.26 (11 bp) (0.7) equity Operating return on average tangible 15.78 18.09 (231 bp) (12.8) common equity Operating ROA 1.42 1.63 (21 bp) (12.9) Operating efficiency Ratio 42.36 43.66 130 bp (3.0) 1 Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures. 13

Year to Date 2019 Financial Highlights Year to Date Financial Results GAAP Financial Highlights 3Q19 3Q18 Change % Change Net income $ 61,688 $ 29,516 $ 32,172 109.0% Diluted EPS 1.13 1.20 (0.07) (5.8) Return on average assets (“ROA”) 1.04% 1.28% (24 bp) (18.7) Efficiency Ratio 59.42 55.15 (427 bp) (7.7) Non-GAAP Financial Highlights1 3Q19 3Q18 Change % Change Operating net income $ 93,542 $ 33,794 $ 59,748 176.8% Diluted operating EPS 1.71 1.37 0.34 24.8 Pre-tax, pre-provision operating ROA 2.30% 2.05% 25 bp 12.2 Return on average tangible common 11.93 12.36 (43 bp) (3.5) equity Operating return on average tangible 17.57 14.09 348 bp 24.7 common equity Operating ROA 1.58 1.46 12 bp 8.2 Operating efficiency Ratio 43.19 49.45 626 bp 12.7 1 Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures. 14

Fully Diluted EPS and ROATCE1 Diluted Earnings Per Share1 $0.59 $0.59 $0.60 $0.53 $0.51 $0.50 $0.47 $0.49 $0.42 $0.40 $0.40 $0.36 $0.30 $0.20 $0.13 $0.10 $0.00 3Q18 4Q18 1Q19 2Q19 3Q19 Reported Operating ROATCE1 18.81% 20% 18.09% 15.78% 13.37% 15% 12.49% 15.26% 15.15% 10% 10.79% 11.52% 5% 5.09% 0% 3Q18 4Q18 1Q19 2Q19 3Q19 Reported Operating 1 Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures. 15

ROAA and Efficiency Ratio1 ROAA1 2.0% 3.0% 1.69% 1.63% 2.40% 2.26% 1.40% 1.42% 2.5% 2.22% 1.5% 1.28% 1.98% 1.95% 2.0% 1.36% 1.36% 1.0% 1.5% 1.10% 1.20% 1.36% 1.0% 1.36% 0.5% 1.10% 1.20% 0.5% 0.38% 0.0% 0.0% 0.38% 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 Reported Operating Reported PTPP Operating Efficiency Ratio1 Tangible Book Value per Common Share1 82.30% 85% $14.74 80% $15.00 $14.61 $14.27 75% $14.50 $14.21 $13.83 70% $14.00 65% $13.50 60% 57.58% $13.00 54.27% 55% 51.49% $12.50 50% $12.00 50.65% 43.66% 43.67% 45% 49.09% $11.50 42.36% 40% 43.54% $11.00 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 Reported Operating 1 Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures. 16

Net Interest Income • Net interest income of $70.9 million slightly decreased from 2Q19 $ in million $71.4 and increased $41.6 million, or 142%, compared to 3Q19, largely $70.9 due to the Green merger • Net interest margin of 3.90% down 10 bps compared to 2Q19; includes $5.4 million of purchase accounting adjustments in 3Q19 compared to $5.5 million in 2Q19 • 3Q19 loan commitments totaled $440.7 million at a weighted average rate of 5.07% Drivers of NIM decrease $29.3 3.99% 4.00% NIM Adj. NIM 3.90% 2Q19 Net Interest Margin 4.00% 3.69% Impact of rates on earnings assets (0.08%) (0.12%) 3.69% 3.58% 3.60% Impact of rates on interest-bearing 0.02% 0.06% liabilities 3Q18 2Q19 3Q19 Change in volume and mix (0.04%) (0.03%) Net Interest Income 3Q19 Net Interest Margin 3.90% 3.60% NIM 1 Adjusted NIM (Excludes All Purchase Accounting) 1 Purchase accounting adjustments are primarily comprised of loan accretion and deposit premium amortization of $4.2 million and $1.2 million in 3Q19, $3.6 and $1.9 million in 2Q19 and $2.8 17 million and $158 thousand in 3Q18.

Noninterest Income (Operating) • Operating noninterest income1 totaled $8.4 million for the quarter ended September 30, 2019, a 26.3% increase over the prior quarter. • SBA revenue consistent with the 2Q19 but remains on track with year to date expectations. • Customer swap income totaled $671 thousand on 10 transactions during 3Q19 compared to $12 thousand during 2Q19. Operating Noninterest Income1 Composition ($ in thousands) $9,256 $8,430 $2,091 $1,658 $6,676 $218 $853 $2,370 $1,104 $2,252 $1,932 $3,661 $1,278 $611 $2,408 $1,831 $919 $3,517 $3,422 $3,667 $270 $410 $387 $809 $832 3Q18 4Q18 1Q19 2Q19 3Q19 Service charges and fees on deposit accounts Loan fees Gain on sale of loans Other 1 Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of this non-GAAP financial measures. 18

Noninterest Expense (Operating) • Operating noninterest expense1 totaled $33.6 million for the quarter ended September 30, 2019, a 1.5% decrease over the prior quarter. • Operating noninterest expense excludes core conversion and planned employee departures. • Added new talent, including 4 loan producers, during the third quarter. Additional salary and benefit cost was offset by lower variable compensation expense. Operating Noninterest Expense1 Composition ($ in thousands) $35,776 $34,106 $33,595 $6,584 $7,100 $6,559 $2,760 $2,719 $2,712 $3,418 $2,814 $2,750 $4,129 $4,014 $4,044 $15,554 $16,208 $2,579 $2,794 $798 $835 $1,893 $1,889 $2,412 $18,885 $2,890 $17,459 $17,530 $7,394 $8,278 3Q18 4Q18 1Q19 2Q19 3Q19 Salaries and employee benefits Occupany and equipment Professional and regulatory fees Amortization of intangibles Other 19 1 Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of this non-GAAP financial measures.

Loans Held For Investment For the Quarter Ended • Loans held for investment decreased $44.7 million, or 3.0% on a ($ in millions) 2Q19 3Q19 1 linked quarter annualized basis. Originated Loans 2,730 3,076 • 43.8% of loan portfolio was credit marked in the last 2 years. Acquired non-PCI Loans 2,829 2,430 Acquired PCI loans 173 148 Quarter-end New Commitments by Market Mortgage warehouse 200 234 Total Loans 5,932 5,888 $317 Qtr / Qtr Change in Balance $168 $173 $173 Originated Loans1 28.7% 12.7% Acquired non-PCI Loans -5.4% -14.1% Acquired PCI loans2 4.8% -14.5% Mortgage warehouse 75.4% 17.0% 2Q19 Houston Dallas 3Q19 Total Loans 2.7% -0.7% Variable Rate Loan Floors Loan Composition As of September 30, 2019 % of Total Cumulative % of Grouping Total Balance Balance Total Balance 1-4 Family and Consumer Commercial No Floor $ 2,921 70% 70% 10% 29% Floor Reached 218 5% 75% 0-25 bps to Reach Floor 57 1% 76% 26-50 bps to Reach Floor 145 4% 80% 51-75 bps to Reach Floor 73 2% 82% 76-100 bps to Reach Floor 295 7% 89% Owner 101-125 bps to Reach Floor 165 4% 93% Occupied CRE Commercial 12% 126-150 bps to Reach Floor 108 3% 96% Real Estate 45% 151+ bps to Reach Floor 174 4% 100% Mortgage Warehouse $ 4,156 100% 4% 1 Originated loans includes newly originated loans and purchased loans that have matured and renewed during the quarter. 2 Increase in acquired PCI loans during the second quarter 2019 was a result of updates to the provision estimate of the fair value of PCI loans during the measurement period. 20

Securities Portfolio Securities Portfolio as of September 30, 2019 Ratings Profile S&P Moody's AAA 20.5% Aaa 79.0% MUN AA+ 65.3% Aa1 0.6% 10% AA 1.1% A2 0.6% MBS COR 45% A- 0.6% 8% BB 0.6% Portolio Highlights CMO Wtd. Avg. Tax Equivalent Yield 3.2% 37% % Available-for-Sale 96.6 % Avg. Life 5.2 yrs Available for Sale Portfolio Breakout ($ in thousands) Modified Duration 4.4 yrs Book Market Unrealized Security Type Value Value Gain Corporate $ 77,005 $ 78,824 $ 1,819 Municipal $ 75,112 $ 79,094 $ 3,982 Mortgage-Backed Security $ 440,145 $ 453,848 $ 13,703 Collateralized Mortgage Obligation $ 370,415 $ 378,508 $ 8,093 Total $ 962,677 $ 990,274 $ 27,597 21

Deposits and Borrowings • Noninterest-bearing deposits totaled $1.5 billion, which Deposits comprised 25.0% of total deposits as of September 30, 2019. ($ in millions) • Loan to deposit ratio increased to 100.2% at September 30, 2019 $6,000 from 96.2% at June 30, 2019. $2,241 $2,042 $5,000 $1,877 • Excluding mortgage warehouse, the loan to deposit ratio was 96.2% at September 30, 2019. $4,000 Entered into $600 million of floating rate and structured • $3,000 borrowings to replace high cost funding resulting in a 5 basis $2,617 $2,646 $2,528 $648 $683 point decrease in average costs of total deposits, which excludes $2,000 deposit premium accretion quarter over quarter. $1,346 $1,313 $1,000 • Average cost of interest-bearing deposits, excluding deposit $1,440 $1,477 $1,473 premium accretion, at a blended rate has decreased 15 basis $662 $626 point from June 2019 primarily as a result of cuts in money $- 3Q18 4Q18 1Q19 2Q19 3Q19 market rates and our strategy to replace high cost funding. Noninterest-bearing Interest-bearing Certificates and other time deposits Average Cost of Total Deposits1 Monthly Cost of Interest-bearing Deposits and FHLB Borrowings2 1.94% 2.76% 1.89% 1.78% 1.85% 2.61% 2.49% 1.62% 1.62% 1.79% 1.79% 1.75% 2.15% 1.59% 1.38% 1.36% 1.32% 1.25% 1.20% 1.92% 1.82% 1.97% 1.96% 1.91% 1.95% 1.91% 1.77% 3Q18 4Q18 1Q19 2Q19 3Q19 Apr-19 May-19 Jun-19 Jul-19 Aug-19 Sep-19 Average costs of total deposits, excluding deposit premium accretion Average cost of interest-bearing deposits Average cost of interest-bearing deposits, excluding deposit premium accretion Average cost of total deposits Average cost of FHLB borrowings 22 1 Average costs of total deposits excludes $158, $132, $2,731, $1,355 and $1,210 of deposit premium accretion as of 3Q18, 4Q18, 1Q19, 2Q19, and 3Q19, respectively. 2 Average costs of interest-bearings deposits excludes $711, $644, $559, $484, $391, $335 of deposit premium accretion as of April 2019, May 2019, June 2019, July 2019, August 2019 and September 2019, respectively.

Strong Asset Quality Allowance for Loan Losses Ratio NPAs / Total Assets 0.80% 1.82% 1.77% 0.77% 0.54% 1.44% 0.29% 0.21% 1.28% 1.23% $21 0.75% $2 0.73% 0.37% $64 0.42% 0.45% $26 $4 $5 $25 $19 $2 $16 $10 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 ALLL ALLL + Remaining PD Nonaccruals Accruing 90+ ORE NPAs/Total Assets Q3 Provision Breakdown Q3 ALLL Rollforward Specific Reserves 1,180 June 30, 2019 Balance 24,712 General Reserves (including renewed loans) 2,933 Charge-offs2 (8,214) Acquired energy loan1 5,561 Recoveries 71 Provision 9,674 Provision 9,674 September 30, 2019 Balance 26,243 1 Charge-off related to a commercial energy loan relationship acquired from Sovereign Bancshares, Inc. in 2017. The relationship consists of a $7.8 million loan to an independent oil and gas exploration company that filed for bankruptcy protection in 2018 and recently entered into a sales process pursuant to Section 363 of the Bankruptcy Code. The $5.6 charge-off of this commercial loan relationship (calculated as full charge-off of $6.1 less a specific reserve of $253 thousand less a purchase discount of $161 thousand) results in the Company exiting the relationship in full. 2 Excluding the $5.6 energy loan provision, the remaining charge-offs recorded during the third quarter of 2019 were fully reserved against in the second quarter of 2019. 23

Capital Management

VHI Capital Ratios and Actions Company Level as of September 30, 20191 • Dividends › On October 21, 2019, declared quarterly 12.71% 12.26% cash dividend of $0.125 per common share 11.71% 11.26% 10.33% 10.08% 10.17% 10.47% payable in November 2019 • Stock Buyback Program › Increased to $100 million from $50 million and extended previously announced stock buyback program 2 TCE / TA Leverage Ratio Tier 1 Ratio Total Capital Ratio › QTD repurchased $29.0 million in common 2Q19 3Q19 stock (1,177,241 shares) YTD repurchased $58.8 million in common Bank Level as of September 30, 20191 › stock (2,349,103 shares) › Reduction in share count of 4.29% 12.54% 12.16% 11.61% 12.00% 10.80% 10.64% • 2019 Return to Shareholders › QTD return of $35.7 million ($29.0 million in stock buyback and $6.7 million in common dividends) › YTD return of $79.1 million ($58.8 million in stock buyback and $20.3 million in Leverage Ratio Tier 1 Ratio Total Capital Ratio common dividends) 2Q19 3Q19 1 Preliminary 25 2 Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures.

Terms of the Private Placement Offering Issuer Veritex Holdings, Inc. Security Subordinated Notes Regulation D Private Placement to Institutional Accredited Investors and Offering Type Qualified Institutional Buyers with Registration Rights Rating Kroll: BBB – Amount $75 million Rate 4.75% Fixed-to-Floating Rate Maturity 10 Years Call Features Callable After Year 5 Timing November 8, 2019 General corporate purposes, including the repayment of subordinated debt Use of Proceeds and potential share repurchases 26

Attractive Valuation Price / 2020 Estimated EPS1 27.8 25.0 20.0 14.7 14.9 15.0 15.0 13.9 14.1 14.3 Median = 13.5X 13.1 13.5 12.3 10.3 10.3 10.4 10.4 10.0 8.0 5.0 - CADE SFNC IBTX VBTX EGBN ABTX PPBI SFBS HTH OBNK CVBF BANF SBSI CBTX FFIN 1 Mean consensus EPS estimates as compiled by FactSet. Source: SNL Financial. Peers comprised of major exchange traded U.S. banks in VBTX custom peer group. Trading multiples based on closing prices as of November 6, 2019. 27

2020 Outlook and Focus

Outlook and Focus Through 2020 1 Strong operating earnings profile, 2 Fortress balance sheet with significant highlighted by year to date 2019 PTPP liquidity, capital and limited credit return on average assets of 2.30%1, downside given less than $25 million in operating return on average tangible net energy exposure and $58.5 million common equity of 17.57%1 and an in remaining purchase discount on operating efficiency ratio of 43.19%1. acquired loans. Focused on: 3 4 • Rebuilding growth Operating in two of the best markets momentum in the country, Dallas-Fort Worth and • Maintaining asset quality Houston, with favorable market • Returning excess capital to position and scarcity value. shareholders through share repurchases and common stock dividends 5 Not focused on: 6 • M&A because we have Attractive valuation at 10.42 times achieved the necessary 2020 consensus earnings. scale to deliver top quality financial results 29 1 Please refer to the “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for a description and reconciliation of these non-GAAP financial measures 2 As of November 6, 2019 and 2020 consensus earnings estimate of $2.43 from individual analyst reports.

Analyst Recommendations 2019 Firm Rating Price Target 2020 Estimate Estimate Keefe Bruyette & Woods Inc. Outperform $30.00 $2.31 $2.30 D.A. Davidson & Co. Buy $31.00 $2.35 $2.41 Piper Jaffray Co. Overweight $30.00 $2.30 $2.38 Stephens Inc. Overweight $29.00 $2.30 $2.37 Sandler O’Neill & Partners LP Buy $29.00 $2.31 $2.40 Raymond James & Associates Outperform $28.00 $2.32 $2.38 Consensus $29.50 $2.32 $2.37 30

Analyst Recommendations “All in, we continue to see the merits of its transformative deal with Green Bank positively and believe the company is well-positioned in attractive growth markets. Net-net, we believe the current ~2.5x 2020E P/E multiple discount to peers is unwarranted…” - Raymond James & Associates “Although the current interest rate environment will make earnings growth more challenging for VBTX, we continue to like the risk/reward of owning a franchise producing a pre-provision ROAA north of 2.00% and a ROAA above 1.50% at ~10x earnings.” - Sandler O’Neill & Partners LP “We believe Veritex is a valuable, growth-focused commercial bank with exposure to attractive Texas markets. Veritex has a strong record of both solid organic and acquisitive growth with an asset-sensitive balance sheet and clean credit quality. Additionally, given Veritex’s size and geographic focus, it could also be an attractive target longer term for a larger bank looking for more scale in Texas.” - Keefe, Bruyette & Woods, Inc. “Our thesis remains that over the next year investors should be focused on VBTX for less future NIM compression potential than many peers, a much higher profitability level and lower valuation. With management preferring to stay under $10B given the current franchise having been built out, investors should be happy management is doing the right thing and is not looking to be “empire builders” solely focused on size of compensation.” - Piper Jaffray Co. “With the integration of Green Bank now complete, management remains focused on capital return to shareholders (through buybacks and dividends) rather than M&A.” - Stephens Inc. 31

Supplemental

Experienced Management Team Malcolm Holland – Chairman & Chief Executive Officer C. Malcolm Holland, III founded Veritex and has been Chairman of the Board, Chief Executive Officer and President of Veritex since 2009, and Chairman of the board of directors, Chief Executive Officer and President of the Bank since its inception in 2010. Prior to his service at Veritex, Mr. Holland served in various analyst, lending and executive management positions in the Dallas banking market from 1982 to 2009. Mr. Holland is a past president of the Texas Golf Association and served on the Executive Committee of the United States Golf Association from 2013 through 2016. Mr. Holland is an active member and chairman of the business advisory committee of Watermark Community Church and currently serves as a board member for Cannae Holdings, Inc. He served as chairman of the College Golf Fellowship from 2002 to 2013. Mr. Holland received his Bachelor of Business Administration from Southern Methodist University in 1982. With over 35 years of banking experience in the Dallas metropolitan area, Mr. Holland’s extensive business and banking experience and his community involvement and leadership skills qualify him to serve on our Board and as its Chairman. Terry S. Earley – Chief Financial Officer Terry Earley has served as the Executive Vice President and Chief Financial Officer of Veritex and the Bank since January 2019, when he joined us in connection with our acquisition of Green. Mr. Earley is responsible for the Finance, Accounting and Treasury functions of the Bank. From March 2017 through January 2019, Mr. Earley was Executive Vice President and Chief Financial Officer of Green, and from July 2017 through January 2019, he was Chief Financial Officer of Green Bank. From December 2011 to March 2017, Mr. Earley served as Executive Vice President and Chief Financial Officer of Yadkin Financial Corporation and its predecessors. Prior to that, Mr. Earley served as President and Chief Executive Officer of Rocky Mountain Bank and Rocky Mountain Capital, located in Jackson, Wyoming, in 2010, and as Chief Financial Officer of Bancorp of the Southeast, LLC, located in Ponte Vedra, Florida, in 2009. Before that, Mr. Earley served as Chief Financial Officer and Chief Operating Officer of RBC Bank (USA), which he joined in 1992. Mr. Earley is a Certified Public Accountant and received his Bachelor of Business Administration with a concentration in Accounting from the University of North Carolina at Chapel Hill. LaVonda Renfro – Chief Administrative Officer LaVonda Renfro has served as our Executive Vice President and Chief Administrative Officer of the Bank since 2010. Ms. Renfro is responsible for the overall administration and coordination of the activities of the Bank’s branches, including operations, sales and marketing, deposit operations, merchant services, private banking, business banking and treasury management. From 2005 to 2010, Ms. Renfro served as the Retail Executive of Colonial Bank/BB&T. From 1994 to 2005, Ms. Renfro was Senior Vice President, District Manager for Bank of America’s Austin and San Antonio Markets. Clay Riebe – Chief Credit Officer Clay Riebe has served as our Executive Vice President and Chief Credit Officer of the Bank since 2016. Mr. Riebe is responsible for the Bank’s credit quality, credit underwriting and administration functions. From 2009 to 2015 he served in various capacities for American Momentum Bank, including Chief Lending Officer and member of the board of the directors. From 2005 to 2009, Mr. Riebe served in various lending functions at Citibank. He began his career at community banks in Texas, including First American Bank Texas, where he served in various lending functions. Mr. Riebe received a Bachelor of Business Management from Texas Tech University in 1983. 33

Experienced Management Team (continued) Angela Harper – Chief Risk Officer Angela Harper has served as our Executive Vice President and Chief Risk Officer of the Bank since 2009. Ms. Harper oversees the loan operations, compliance and Bank Secrecy Act departments of Veritex and the Bank. From 2002 to 2009, Ms. Harper served in various capacities at Colonial Bank, including Senior Vice President, Credit Administration Officer and Risk Management Officer for the Texas region. Ms. Harper began her career in banking as a Bank Examiner at the Office of the Comptroller of the Currency from 1991 to 1995 working in the Dallas Duty Station. Ms. Harper received a Bachelor of Business Administration in Finance in 1989 and a Master of Business Administration from Texas Tech University in 1990 and is a Certified Regulatory Compliance Manager. Jeff Kesler – President – Dallas/Ft. Worth Market Jeff Kesler has served as our Executive Vice President and Chief Lending Officer of the Bank since 2014. Mr. Kesler is responsible for the Bank’s lending functions, including providing leadership to market managers and lending lines of business. From 2013 to 2014, Mr. Kesler served as the Director of Loan Originations for United Development, a real estate investment trust. From 2009 to 2013, Mr. Kesler served as a Market President of the Bank's North Dallas region. Mr. Kesler began his career in 2000 at Colonial Bank where he served in various capacities, eventually becoming an area president for the Dallas and Austin markets. Mr. Kesler received a Bachelor of Business Administration from Fort Hays State University in 2000. Jon Heine – President – Houston Market Jon Heine joined Veritex Community Bank as Houston Market President in May 2019. Mr. Heine leads the Bank’s efforts in the recently expanded Houston market following the acquisition of Houston-based, Green Bank. He joined the Bank after nearly 19 years at Comerica Bank, where he served as the Regional Manager of Comerica’s Wealth Management team in Houston since 2016. Mr. Heine brings broad lending experience having also held various roles in Private Banking, National Dealer Finance, Middle Market and Entertainment Finance in the markets of Texas and California. Mr. Heine received a Bachelor of Business Administration from Texas Tech University in 2000. Michael Bryan – Chief Information Officer Michael Bryan has served as our Executive Vice President and Chief Information Officer of the Bank since 2017. Mr. Bryan oversees the information technology department of the Bank. From 2010 to 2017, Mr. Bryan served as Executive Vice President and Chief Information Officer at BNC Bank. From 2007 to 2010, Mr. Bryan served as Bank Technology/Operations Practice Principal at DD&F Consulting Group. From 2004 to 2006, Mr. Bryan served as Global Account Manager at Fujitsu. From 2001 to 2004, Mr. Bryan served as Principal Consultant at Hewlett Packard Enterprise. From 1980 to 2003, Mr. Bryan served as Chief Executive Officer/Owner of BancPro Systems, Inc. 34

Reconciliation of Non-GAAP Financial Measures As of 30-Sep-19 30-Jun-19 31-Mar-19 31-Dec-18 30-Sep-18 (Dollars in thousands, except per share data) Tangible Common Equity Total stockholders' equity $ 1,205,530 $ 1,205,293 $ 1,193,705 $ 530,638 $ 517,212 Adjustments: Goodw ill (370,463) (370,221) (368,268) (161,447) (161,447) Core deposit intangibles (70,014) (72,465) (74,916) (11,675) (12,107) Tangible common equity $ 765,053 $ 762,607 $ 750,521 $ 357,516 $ 343,658 Common shares outstanding 52,373 53,457 54,236 24,254 24,192 Book value per common share $23.02 $22.55 $21.88 $21.88 $21.38 Tangible book value per common share $14.61 $14.27 $13.76 $14.74 $14.21 Tangible Common Equity Total stockholders' equity $ 1,205,530 $ 1,205,293 $ 1,193,705 $ 530,638 $ 517,212 Adjustments: Goodw ill (370,463) (370,221) (368,268) (161,447) (161,447) Core deposit intangibles (70,014) (72,465) (74,916) (11,675) (12,107) Tangible common equity $ 765,053 $ 762,607 $ 750,521 $ 357,516 $ 343,658 Tangible Assets Total assets $ 7,962,883 $ 8,010,106 $ 7,931,747 $ 3,208,550 $ 3,275,846 Adjustments: Goodw ill (370,463) (370,221) (368,268) (161,447) (161,447) Core deposit intangibles (70,014) (72,465) (74,916) (11,675) (12,107) Tangible Assets $ 7,522,406 $ 7,567,420 $ 7,488,563 $ 3,035,428 $ 3,102,292 Tangible Common Equity to Tangible Assets 10.17% 10.08% 10.02% 11.78% 11.08% 35

Reconciliation of Non-GAAP Financial Measures For the Nine Months For the Three Months Ended Ended 30-Sep-19 30-Jun-19 31-Mar-19 31-Dec-18 30-Sep-18 30-Sep-19 (Dollars in thousands) Net income available for common stockholders adjusted for amortization of core deposit intangibles Net income $ 27,405 $ 26,876 $ 7,407 $ 9,825 $ 8,935 $ 61,688 Adjustments: Plus: Amortization of core deposit intangibles 2,451 2,451 2,477 432 431 7,379 Less: Tax benefit at the statutory rate 515 515 520 91 91 1,550 Net income available for common stockholders adjusted for amortization of intangibles $ 29,341 $ 28,812 $ 9,364 $ 10,166 $ 9,275 $ 67,517 Average Tangible Common Equity Total average stockholders' equity $ 1,210,147 $ 1,200,632 $ 1,190,266 $ 523,590 $ 514,876 $ 1,199,440 Adjustments: Average goodw ill (370,224) (369,255) (366,795) (161,447) (161,447) (369,097) Average core deposit intangibles (71,355) (73,875) (76,727) (11,932) (12,354) (73,965) Average tangible common equity $ 768,568 $ 757,502 $ 746,744 $ 350,211 $ 341,075 $ 756,378 Return on Average Tangible Common Equity (Annualized) 15.15% 15.26% 5.09% 11.52% 10.79% 11.93% 36

Reconciliation of Non-GAAP Financial Measures For the Nine Months For the Three Months Ended Ended 30-Sep-19 30-Jun-19 31-Mar-19 31-Dec-18 30-Sep-18 30-Sep-19 (Dollars in thousands, except per share data) Operating Earnings Net income $ 27,405 $ 26,876 $ 7,407 $ 9,825 $ 8,935 $ 61,688 Plus: Loss on sale of securities available for sale, net — 642 772 42 — 1,414 Plus: Loss (gain) on sale of disposed branch assets1 — 359 — — — 359 Plus: Merger and acquisition expenses 1,035 5,431 31,217 1,150 2,692 37,683 Operating pre-tax income 28,440 33,308 39,396 11,017 11,627 101,144 Less: Tax impact of adjustments2 217 1,351 6,717 (440) 538 8,285 Plus: Tax Act re-measurement — — — — (688) — Plus: Other M&A tax items 406 277 — — — 683 Net operating earnings $ 28,629 $ 32,234 $ 32,679 $ 11,457 $ 10,401 $ 93,542 Weighted average diluted shares outstanding 53,873 54,929 55,439 24,532 24,613 54,633 Diluted EPS $0.51 $0.49 $0.13 $0.40 $0.36 $1.13 Diluted operating EPS $ 0.53 $ 0.59 $ 0.59 $ 0.47 $ 0.42 $ 1.71 1 Loss on sale of disposed branch assets for the nine months ended September 30, 2019 and three months ended June 30, 2019 is included in merger and acquisition expense within the condensed consolidated statements of income. 2 During the fourth quarter of 2018, the Company initiated a transaction cost study, which through December 31, 2018 resulted in $727 thousand of expenses paid that are non- deductible merger and acquisition expenses. As such, the $727 thousand of non-deductible expenses are reflected in the six months ended June 30, 2018 tax impact of adjustments amounts reported. All other non-merger related adjustments to operating earnings are taxed at the statutory rate. 37

Reconciliation of Non-GAAP Financial Measures For the Nine Months For the Three Months Ended Ended 30-Sep-19 30-Jun-19 31-Mar-19 31-Dec-18 30-Sep-18 30-Sep-19 (Dollars in thousands, except per share data) Pre-Tax, Pre-Provision Operating Earnings Net income $ 27,405 $ 26,876 $ 7,407 $ 9,825 $ 8,935 $ 61,688 Plus: Provision for income taxes 7,595 7,369 1,989 3,587 1,448 16,953 Pus: Provision for loan losses 9,674 3,335 5,012 1,364 3,057 18,021 Plus: Loss on sale of securities available for sale, net — 642 772 42 — 1,414 Plus: Loss (gain) on sale of disposed branch assets — 359 — — — 359 Plus: Merger and acquisition expenses 1,035 5,431 31,217 1,150 2,692 37,683 Net pre-tax, pre-provision operating earnings $ 45,709 $ 44,012 $ 46,397 $ 15,968 $ 16,132 $ 136,118 Average total assets $ 8,009,377 $ 7,937,319 $ 7,841,267 $ 3,243,168 $ 3,225,797 $ 7,929,028 Pre-tax, pre-provision operating return on average assets1 2.26% 2.22% 2.40% 1.95% 1.98% 2.30% Average total assets $ 8,009,377 $ 7,937,319 $ 7,841,267 $ 3,243,168 $ 3,225,797 $ 7,929,028 Return on average assets1 1.36% 1.36% 0.38% 1.20% 1.10% 1.04% Operating return on average assets1 1.42% 1.63% 1.69% 1.40% 1.28% 1.58% 1 Annualized ratio. 38

Reconciliation of Non-GAAP Financial Measures For the Nine Months For the Three Months Ended Ended 30-Sep-19 30-Jun-19 31-Mar-19 31-Dec-18 30-Sep-18 30-Sep-19 (Dollars in thousands, except per share data) Operating earnings adjusted for amortization of intangibles Net operating earnings $ 28,629 $ 32,234 $ 32,679 $ 11,457 $ 10,401 $ 93,542 Adjustments: Plus: Amortization of core deposit intangibles 2,451 2,451 2,477 432 431 7,379 Less: Tax benefit at the statutory rate 515 515 520 91 91 1,550 Operating earnings adjusted for amortization of intangibles $30,565 $34,170 $34,636 $11,798 $10,741 $99,371 Average Tangible Common Equity Total average stockholders' equity $ 1,210,147 $ 1,200,632 $ 1,190,266 $ 523,590 $ 514,876 $ 1,199,440 Adjustments: Average goodw ill (370,224) (369,255) (366,795) (161,447) (161,447) (369,097) Average core deposit intangibles (71,355) (73,875) (76,727) (11,932) (12,354) (73,965) Average tangible common equity $ 768,568 $ 757,502 $ 746,744 $ 350,211 $ 341,075 $ 756,378 Operating Return on average tangible 1 common equity 15.78% 18.09% 18.81% 13.37% 12.49% 17.57% Efficiency ratio 43.67% 51.49% 82.30% 54.27% 57.58% 59.42% Operating efficiency ratio 42.36% 43.66% 43.54% 50.65% 49.09% 43.19% 1 Annualized ratio. 39

Reconciliation of Non-GAAP Financial Measures As of 30-Sep-19 30-Jun-19 31-Mar-19 31-Dec-18 30-Sep-18 (Dollars in thousands, except per share data) Operating Noninterest Income Noninterest income $ 8,430 $ 6,034 $ 8,484 $ 3,619 $ 2,408 Plus: Loss on sale of securities availablefor sale, net - 642 772 42 - Operating noninterest income $ 8,430 $ 6,676 $ 9,256 $ 3,661 $ 2,408 Operating Noninterest Expense Noninterest expense $ 34,630 $ 39,896 $ 66,993 $ 17,358 $ 18,246 Plus: Loss (gain) on sale of disposed branch assets1 - 359 - - - Plus: Merger and acquisition expenses 1,035 5,431 31,217 1,150 2,692 Operating noninterest expense $ 33,595 $ 34,106 $ 35,776 $ 16,208 $ 15,554 1 Annualized ratio. Loss on sale of disposed branch assets for the three months ended June 30, 2019 is included in merger and acquisition expense within the condensed consolidated statements of income. 40

V E R I T E X